                                                                    EXHIBIT 99.2


CASE NAME:   -  NEOSTAR RETAIL GROUP, INC.             Monthly Operating Report
                                                       (second MOR)
CASE NUMBER:    396-36648-SAF-11 THROUGH               ACCRUAL BASIS
                396-36652-SAF-11                       Unaudited
                administratively consolidated

JUDGE:          Steven A. Felsenthal


                        UNITED STATES BANKRUPTCY COURT

                          NORTHERN DISTRICT OF TEXAS

                               DALLAS DIVISION

                           MONTHLY OPERATING REPORT

                       FISCAL OCTOBER (10/6/96-11/2/96)













In accordance with Title 28, Section 1746, of the United States Code, I declare under penalty of perjury that I have examined the following monthly operating report (Accrual Basis 1 through Accrual Basis 6) and the accompanying attachments and, to the best of my knowledge, these documents are true, correct and complete except for those changes as described in Note 1. Declaration of the preparer (other than responsible party) is based on all information of which preparer has any knowledge.



RESPONSIBLE PARTY:


/s/ OPAL P. FERRARO                            CHIEF FINANCIAL OFFICER
--------------------------------------- ---------------------------------------
Original Signature of Responsible Party                  Title



OPAL P. FERRARO                                         12/4/96
--------------------------------------- ---------------------------------------
Printed name of Responsible Party                         Date



PREPARER:




AMY WESTBROOK                                ASSISTANT CONTROLLER
--------------------------------------- ---------------------------------------
Original Signature of Preparer                      Title


AMY WESTBROOK                                       12/4/96
--------------------------------------- ---------------------------------------
Printed name of Preparer                             Date

Note 1


The balance sheet, income statement and schedules contained herein are as of November 2, 1996. On November 27, 1996, pursuant to court order, the Debtor sold substantially all of its assets to Software Acquisition Company, LLC. The financial statements for November 2, 1996 have NOT been adjusted to reflect the change in the value of inventory, leasehold improvements, other assets and accrued liabilities as a result of the transaction that occurred on November 27, 1996. Such adjustments and the transaction itself will be reflected in the Monthly Operating Report for the period ended November 30, 1996.

CASE NAME:     NEOSTAR RETAIL GROUP, INC.                       Accrual Basis-1
                                                                October, 1996
CASE NUMBER:   396-36648-SAF-11 THROUGH
               396-36652-SAF-11
               administratively consolidated

Comparative Balance Sheet

                                                  9/16/96          10/5/96          11/2/96
ASSETS
 1. Unrestricted Cash                            5,163,261          562,207         4,688,554
 2. Restricted Cash                                      0                0
 3. Total Cash                                   5,163,261          562,207         4,688,554
 4.(a) Accounts Receivable-Trade                    66,432           67,463            47,213
 4.(b) Other Accounts Receivable                 2,748,720        3,145,047         3,399,095
 5. Inventory                                   82,085,336       79,876,315        85,041,648
 6. Notes Receivable                                     0                0                 0
 7. Prepaid Expenses (rent,store
      supplies ...)                              3,859,099        9,369,114         8,011,269
 8. Other (Attach List)                                  0                0                 0
                                              -----------------------------------------------
 9. Total Current Assets                        93,922,848       93,020,146       101,187,779
10. Property Plant & Equipment                 122,658,354      122,950,706       123,062,244
11. Less Accumulated Depreciation              (60,461,237)     (61,290,805)      (62,376,883)
12. Net Property. Plant & Equipment             62,197,117       61,659,901        60,685,361
13. Due from Insiders                                    0                0                 0
14. Other Assets Net of Amortization
   (Attach List)                                   103,560          103,026           102,492
15. Other (Attach List)                            466,783          609,154           607,532
16. TOTAL ASSETS                               156,690,308      155,392,227       162,583,164
POST-PETITION LIABILITIES
17.(a) Accounts Payable-Vendor                                    2,462,545        12,382,259
17.(b) Miscellaneous Accounts
    Payable-Net                                                      20,499         4,296,691
18. Taxes Payable                                                 1,339,660           882,658
19. Notes Payable                                                         0                 0
20. Accrued Professional Fees                                       482,641           482,641
21. Secured Debt                                                 40,414,736        43,137,721
22. Other (Attach List)                                           7,996,877         8,021,427
                                              -----------------------------------------------
23. Total Post-Petition Liabilities                      0       52,716,958        69,203,397
PRE-PETITION LIABILITIES
24. Secured Debt                                45,537,100        3,220,000         3,020,000*
25. Priority Debt                                1,864,179        1,862,128         1,662,158
26. Unsecured Debt                              67,692,993       67,692,993        66,349,660
27. Other (Attach List)                         15,273,227        7,648,468         7,625,175
                                              -----------------------------------------------
28. Total Pre-Petition Liabilities             130,367,499       80,423,589        78,656,992
                                              -----------------------------------------------
29. Total Liabilities                          130,367,499      133,140,547       147,860,389
EQUITY
30. Pre-Petition Owners' Equity                 26,322,809       26,322,809        26,322,809
31. Post-Petition Cumulative Profit (Loss)               0       (4,071,128)      (11,600,034)
32. Direct Charges to Equity (attach exp)                0                0                 0
                                              -----------------------------------------------
33. TOTAL EQUITY                                26,322,809       22,251,680        14,722,775
                                              -----------------------------------------------
34. TOTAL LIABILITIES & EQUITY                 156,690,308      155,392,227       162,583,164

*Payment made per court order

CASE NAME:      NEOSTAR RETAIL GROUP, INC.                      Accrual Basis-1
                                                                October, 1996
CASE NUMBER:    396-36648-SAF-11 THROUGH
                396-36652-SAF-11
                administratively consolidated

                  9/16/96  10/5/96  11/2/96
                  -------------------------
15.  Other Assets

Utility Deposits   89,853   86,476   84,855
Lease Deposits    136,916  136,916  136,916
Other Deposits    240,014  385,762  385,762
                  -------------------------
                  466,783  609,154  607,532

CASE NAME:      NEOSTAR RETAIL GROUP, INC.                      Accrual Basis-1
                                                                October, 1996
CASE NUMBER:    396-36648-SAF-11 THROUGH
                396-36652-SAF-11
                administratively consolidated


                                              9/16/96   10/5/96   11/2/96
                                              ---------------------------
14.  Other Assets Net of Amortization

Organization Costs                            160,162   160,162   160,162
Accumulated Amortization-Organization Costs   (56,602)  (57,136)  (57,671)
                                              ---------------------------
                                              103,560   103,026   102,492

CASE NAME:      NEOSTAR RETAIL GROUP, INC.                      Accrual Basis-1
                                                                October, 1996
CASE NUMBER:    396-36648-SAF-11 THROUGH
                396-36652-SAF-1 1
                administratively consolidated

22. Other Post-Petition Liabilities                         9/16/96    10/5/96    11/2/96
                                                            -----------------------------
Miscellaneous                                                          399,565    592,247
Payroll expense accruals                                             1,104,362    942,865**
Store closing expense accruals                                         235,845    310,338
Freight expense accruals                                               308,178    520,080
Accrued interest expense                                               391,669     24,875
Accrued credit card fees/accrued NSF check expense                     209,565     34,808
Customer refund/gift certificate/store credit liability              2,814,351  2,967,696*
Insurance claims liability                                           1,056,742  1,149,557**
Severance and related expense accrual                                  631,437    629,042
Employee vacation accrual                                              845,163    845,162**
Deferred lease payment accrual                                                      3,687
Accrued overage rent                                                                1,069

                                                            -----------------------------
                                                                  0  7,996,877  8,021,427



* Per court order, we are continuing to honor and process customer refunds, gift certificates and store credits, some of which may be prepetition. We are unable to differentiate between pre and postpetition, so we classified entire liability as postpetition.
**Per court order, we are continuing to provide benefits such as vacation and medical insurance to employees. We therefore classified this liability as postpetition.

CASE NAME:      NEOSTAR RETAIL GROUP, INC.                       Accrual Basis-1
                                                                 October, 1996
CASE NUMBER:    396-36648-SAF-11 THROUGH
                396-36652-SAF-11
                administratively consolidated

27. Other Pre-Petition Liabilities                       9/16/96   10/5/96    11/2/96
                                                      --------------------------------
Accrued Percentage Rent                                  448,778    446,578    423,355**
Severance Accrual                                        153,219    153,219    153,219
Misc including reserve for uncollectible mkting funds  2,381,600  1,853,601  1,853,530
Deferred Lease Payment Accrual                         5,124,878  5,098,300  5,098,301
Store closing expense accruals                            96,770     96,770     96,770
Accrued interest expense                                 166,789
Accrued credit card fees/accrued NSF check expense       145,902
Customer Refund/Gift Cert/Store Credit Liability*      4,118,681
Employee Vacation Accrual*                               845,162
Insurance Claims Liability*                            1,055,599
Payroll expense accruals*                                735,848

                                                      --------------------------------
                                                      15,273,227  7,648,468  7,625,175




* These items carried forward as postpetition obligations per court order. **Change in accrual due to actual prepetition invoices lowering this accrual and raising prepetition A/P balance.

CASE NAME:       NEOSTAR RETAIL GROUP, INC.                     Accrual Basis-2
                                                                October, 1996
CASE NUMBER:     396-36648-SAF-11 THROUGH
                 396-36652-SAF-11
                 administratively consolidated

Income Statement

                                                        9/17/96-10/5/96     11/2/96
                                                        ----------------------------
REVENUES
1.  Gross Sales                                           21,447,481       21,312,006 **
2.  Less Returns & Discounts                                       0                0
                                                        -----------------------------
3.  Net Sales                                             21,447,481       21,312,006
COST OF GOODS SOLD
4.  Cost of Sales                                         16,859,534       16,056,807
5.  Freight                                                  626,199          494,499
6.  Selling  Fees                                            291,212          103,406
                                                        -----------------------------
7.  Total Cost of Goods Sold                              17,776,945       16,654,712
                                                        ----------------------------
8.  Gross  Profit                                          3,670,536        4,657,294
Operating Expenses
9.  Store Operating Expenses                               5,276,865        9,027,162
10. General & Administrative                                 930,006        1,254,601
11. Total Operating Expenses                               6,206,871       10,281,763
                                                        ----------------------------
12. Income before non-operating income and expenses       (2,536,335)      (5,624,469)
OTHER INCOME & EXPENSES
13. Non-Operating Income (Attach List)                             0                0
14. Non-Operating Expense (Attach List)                            0                0
15. Interest Expense (and associated loan fees)              392,770          474,509
16. Depreciation                                             659,383        1,087,382
17. Amortization                                                   0                0
18. Other (Attach List)                                            0                0
                                                         ----------------------------
19. Net Other Income and Expenses                          1,052,153        1,561,892
REORGANIZATION EXPENSES
20. Professional Fees                                              0                0
21. U.S. Trustee Fees                                              0                0
22. Other (Attach List)                                      482,640          342,545
23. Total Reorganization Expenses                            482,640          342,545
24. Income Tax                                                     0                0
                                                         -----------------------------
25. Net Profit (Loss)                                     (4,071,128)      (7,528,906)

**The POS register system transmits sales already net of discounts and returns.

CASE NAME:    NEOSTAR RETAIL GROUP, INC.     Accrual Basis-2
                                             9/17/96-10/5/96
CASE NUMBER:  396-36648-SAF-11 THROUGH
              396-36652-SAF-11
              administratively consolidated


24.  Other Reorganization Expenses

Accrual of estimated outstanding expenses        482,640  342,545
                                                -----------------
                                                 482,640  342,545

CASE NAME:     NEOSTAR RETAIL GROUP, INC.                       Accrual Basis-3
                                                                 October, 1996
CASE NUMBER:   396-36648-SAF-11 THROUGH
               396-36652-SAF-11
               administratively consolidated


CASH RECEIPTS AND DISBURSEMENTS


                                         10/5/96        11/2/96
                                    -----------------------------
1.  Cash-Beginning of Month              5,163,261        562,207
RECEIPTS FROM OPERATIONS
2.  Cash Sales                          21,447,481     21,312,006
COLLECTION OF ACCOUNTS RECEIVABLE
3.  Prepetition                                  0              0
4.  Postpetition                           397,714      1,012,987*
                                    -----------------------------
5.  Total Operating Receipts            21,845,195     22,324,993
NON-OPERATING RECEIPTS
6.  Loans and Advances (Attach List)        10,942         21,575
7.  Sale of Assets
8.  Other (Attach List)

                                    -----------------------------
9.  Total Non-Operating Receipts             10,942         21,575
                                    -----------------------------
10. Total Receipts                      21,856,138     22,346,568
                                    -----------------------------
11. Total Cash Available                27,019,399     22,908,775
OPERATING DISBURSEMENTS
12. Net Payroll                          3,219,745      2,814,707
13. Payroll  Taxes  Paid                   678,992      1,010,451
14. Sales, Use & Other Taxes Paid            6,125      1,803,695
15. Secured/Rental/Leases                4,052,534              0
16. Utilities
17. Insurance
18. Inventory Purchases                 13,937,554     12,127,982
19. Vehicle Expenses
20. Travel
21. Entertainment
22. Repairs & Maintenance
23. Supplies
24. Advertising
25. Other (See Note)                     4,562,242        463,386**
                                    -----------------------------
26. Total Operating Disbursements       26,457,192     18,220,222
REORGANIZATION EXPENSES
27. Professional Fees
28. U.S. Trustee Fees
29. Other  (Attach  List)                        0              0
                                    -----------------------------
30. Total Reorganization Expenses                0              0
                                    -----------------------------
31. Total Disbursements                 26,457,192     18,220,222
32. Net Cash Flow                       (4,601,054)     4,126,346
33. Cash-End of Month                      562,207      4,688,554


* Postpetition collection of customer prepetition and postpetition receivables.
** Due to system limitations, we are not able to detail cash payments by expense category beyond amounts listed are not readily available.

CASE NAME:     NEOSTAR RETAIL GROUP, INC.                       Accrual Basis-4
                                                                October, 1996
CASE NUMBER:   396-36648-SAF-11 THROUGH
               396-36652-SAF-11
               administratively consolidated

ACCOUNTS RECEIVABLE AGING                 10/5/96  11/2/96
                                          ----------------
1.    0-30                                 39,382   35,549
2.   31-60                                 17,205    8,983
3.   61-90                                  3,164    2,072
4.   91+                                   10,712    2,609
                                          ----------------
5. Total Accounts Receivable               70,463   49,213
6. Amount Considered Uncollectible          3,000    2,000
                                          ----------------
7. Accounts Receivable (Net)               67,463   47,213
                                          ----------------

 **A/R Trade is the only Accounts Receivable with aged balances.

   Employee receivable, Trade-in receivable, and Other Miscellaneous receivables are not aged.


AGING OF POST-PETITION TAXES AND PAYABLES           0-30       31-60      61-90    91+
                                                    Days        Days      Days     Days       Total
                                             -------------------------------------------------------
Taxes Payable
1.  Federal                                            0                                           0
2.  State (Sales Tax)                            854,776                                     854,776
3.  Local                                              0                                           0
4.  Other (Canadian PST/GST)                      27,882                                      27,882
                                             -------------------------------------------------------
5.  Total Taxes Payable                          882,658           0          0       0      882,658

6.  Accounts Payable                          11,683,343     698,916                      12,382,259

***Accounts Payable-Vendor is the only A/P account with aged balances.

   Other vendor adjustment accounts are not aged.

                                Beginning     Amount                      Ending
STATUS OF POST-PETITION TAXES      Tax      Withheld or      Amount         Tax
                                Liability     Accrued        Paid        Liability
                              ----------------------------------------------------
FEDERAL
1.  Withholding                       0       349,998       349,998           0
2.  FICA-Employee                     0       267,096       267,096           0
3.  FICA-Employer                     0       267,095       267,095           0
4.  Unemployment                      0        11,304        11,304           0
5.  Income                            0             0             0           0
6.  Other (Attach List)               0             0             0           0
                              -------------------------------------------------
7.  Total Federal Taxes               0       895,492       895,492           0
STATE AND LOCAL
8.  Withholding                       0        78,390        78,390           0
9.  Sales                     1,325,747     1,332,724     1,803,695     854,776
10. Excise                            0             0             0           0
11. Unemployment                      0        36,569        36,569           0
12. Real Property                     0             0             0           0
13. Personal Property                 0             0             0           0
14a.Other -Canadian GST           7,672         7,754             0      15,426
14b.Other -Canadian PST           6,241         6,215             0      12,456
                              -------------------------------------------------
15. Total State and Local     1,339,660     1,461,652     1,918,654     882,658
16. Total Taxes               1,339,660     2,357,144     2,814,146     882,658

CASE NAME:     NEOSTAR RETAIL GROUP, INC.                       Accrual Basis-5
                                                                October,  1996
CASE NUMBER:   396-36648-SAF-11 THROUGH
               396-36652-SAF-1 1
               administratively consolidated

BANK RECONCILIATIONS                                   Amount
Please See Attached Schedules                       4,408,569
Store Change Fund (money in store cash registers).    279,401
                                                    ---------
                                                    4,687,970





INVESTMENT ACCOUNTS

                            Date of   Type of     Purchase  Current
Bank Account Name & Number  Purchase  Instrument  Price     Value
                                                                  0
No investment accounts

Currency on hand (corporate petty cash)                         584

Total Cash - End of month                                 4,688,554
                                                          =========

CASE NAME:     NEOSTAR RETAIL GROUP, INC.                   Accrual Basis-6

CASE NUMBER:   396-36648-SAF-11 THROUGH                     Month: October, 1996
               396-36652-SAF-11
               administratively consolidated

Payments to Insiders and Professionals


                                   INSIDERS

                                                                                       Total Paid
         Name                    Salary       Severance    BOD Fees          T&E          To Date
 1. James McCurry               33,333.34                                               33,333.34
 2. Opal Ferraro                16,250.00                                               16,250.00
 3. Barry R. Fehrs               8,583.34                                    211.36      8,794.70
 4. Ron E. Freeman              11,587.50                                               11,587.50
 5. Mike Ivanich                 9,441.66                                                9,441.66
 6. Roxanne M. Koepsell         15,833.34                                     10.50     15,843.84
 7. Alan Bush                   23,333.34                                  4,530.08     27,863.42
 8. R. Richard Fontaine                                      1,500.00                    1,500.00
 9. Jan Michiel Hessels                                                                      0.00
10. John D. Miller                                           1,500.00                    1,500.00
11. Thomas G. Plaskett                                      25,000.00        941.82     25,941.82
12. Leonard Riggio                                                                           0.00
13. W. Mitt Romney                                           1,500.00                    1,500.00
14. Dan DeMatteo                                             1,500.00                    1,500.00
                               ------------------------------------------------------------------
Total Payments                 118,362.52          0.00     31,000.00      5,693.76    155,056.28

                                 PROFESSIONALS

                                                  Total Paid            Total Incurred
     Name           Amt Approved    Amt Paid        to Date                and Unpaid

None paid                                0               0




As of this date, no additional invoices have been submitted                                     0

CASE NAME:     NEOSTAR RETAIL GROUP, INC.                       Accrual Basis-7
                                                                October, 1996
CASE NUMBER:   396-36648-SAF-11 THROUGH
               396-36652-SAF-11
               administratively consolidated

QUESTIONNAIRE

                                                                                                   Yes    No
 1 Have any assets been sold or transferred outside the normal course of business this
   reporting period? (See Note 1)                                                                          x
------------------------------------------------------------------------------------------------------------
 2 Have any funds been disbursed from any account other than a debtor-in-possession account?               x
------------------------------------------------------------------------------------------------------------
 3 Are any postpetition receivables (accounts, notes, or loans) due from related parties?                  x
------------------------------------------------------------------------------------------------------------
 4 Have any payments been made on prepetition liabilities during this reporting period              x        *
------------------------------------------------------------------------------------------------------------
 5 Have any postpetition loans been received by the debtor from any party?                          x        **
------------------------------------------------------------------------------------------------------------
 6 Are any postpetition payroll taxes past due?                                                            x
------------------------------------------------------------------------------------------------------------
 7 Are any postpetition state or federal income taxes past due?                                            x
------------------------------------------------------------------------------------------------------------
 8 Are any postpetition real estate taxes past due?                                                        x
------------------------------------------------------------------------------------------------------------
 9 Are any other postpetition taxes past due?                                                              x
------------------------------------------------------------------------------------------------------------
10 Are any amounts owed to postpetition creditors delinquent?                                       x        ***
------------------------------------------------------------------------------------------------------------
11 Have any prepetition taxes been paid during the reporting period?                                x        *
------------------------------------------------------------------------------------------------------------
12 Are any wage payments past due?                                                                         x
------------------------------------------------------------------------------------------------------------


   * Pursuant to court order, the Debtor continued to pay wages and payroll taxes, some of which may have been prepetition. Also, per court order, we have continued to process customer refunds, some of which may have been prepetition. Payment was also made per court order to Western Atlas for $75,000 and Exeter Software for $125,000.
   **Foothill Capital Corporation, as Agent bank for a group of lenders, provided DIP financing in the amount of $70,000,000 per the court order dated October 2, 1996.
  ***November store rent due November 1, 1996 was delinquent 11/2/96. It has subsequently been paid. Some A/P inventory invoices were past due also.


INSURANCE

                                                                                                   Yes    No
    1 Are worker's compensation, general liability and other necessary                              x
        insurance coverages in effect?
    2 Are all premium payments paid current?                                                        x         *
    3 Please itemize policies below.


                                                          Period              Annual                               Amount
    Type of Policy         Insurance Carrier              Covered             amount             Frequency       Outstanding
----------------------------------------------------------------------------------------------------------------------------
Auto-NY                    Atlantic Mutual Ins.        11/l/95-11/l/96         1,591           10 installments       0
Auto-VA                    Atlantic Mutual Ins.        11/l/95-11/l/96         1,264           10 installments       0
Auto-MA                    Atlantic Mutual Ins.        11/l/95-11/l/96         2,051           10 installments       0
Auto-Out of state          Atlantic Mutual Ins.        11/l/95-11/l/96         3,460           10 installments       0
Auto-TX                    Atlantic Mutual Ins.        11/l/95-11/l/96         2,495           10 installments       0
Workers' compensation      Atlantic Mutual Ins.        11/l/95-11/l/96       780,346           10 installments       0
Property                   Atlantic Mutual Ins.        11/l/95-11/l/96       213,713           10 installments       0
General liability          Atlantic Mutual Ins.        11/l/95-11/l/96        16,144           10 installments       0
Umbrella-primary           Atlantic Mutual Ins.        11/l/95-11/1/96        30,500           10 installments       0
Umbrella-excess            Chubb Ins. Companies        11/l/95-11/l/96        18,000           annually              0


*Interim coverage has been established from the period of 11/2/96 forward.

                          List of Omitted Schedules

1.   Computer Loan Repayments (from employees) (See Cash Receipts and
     Disbursements)

2.   Store Bank Balances (See Bank Reconciliations)

3. Bank Reconciliation Analysis, including Credit Card and Canadian Accounts (See Bank Reconciliations)